Exhibit 99.2

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


                     I, Sean R. Stover, as Chief Financial Officer of NextMedia Operating, Inc. (the "COMPANY") certify, pursuant to 18 U.S.C.ss.1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

                     (1) the Form 10-K report for the period ended December 31, 2002 as filed with the U.S. Securities and Exchange Commission (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                     Dated: March 27, 2003


                                   /s/ SEAN R. STOVER
                                   -------------------------------------------
                                   SEAN R. STOVER
                                   CHIEF FINANCIAL OFFICER OF THE COMPANY


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO NEXTMEDIA OPERATING, INC. AND WILL BE RETAINED BY NEXTMEDIA OPERATING, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.